                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                   APRIL 1997
                              PAYMENT May 15, 1997
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                      CUSIP#393534AB8
                                      Trust Account #33-31958-0
                                      Distribution Date: May 15, 1997

Securitized Net Interest Margin                                 Per $1,000
Certificates                                                     Original
-------------------------------                                  --------

1.   Amount Available                              935,861.18

Interest

2.   Aggregate Interest                            253,198.55    2.74024405

3.   Amount Applied to:
     (a) accrued but unpaid Interest

4.   Remaining:
     (a) accrued but unpaid Interest                253,198.55

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                                   682,662.63   7.38812370

7.   Remaining outstanding principal
     balance                                     38,022,847.71  411.5026808
     Pool Factor                                     .41150268

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date               59,023,249.65**

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                              2,248,161.64

10.  Weighted average CPR                                13.23%

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                   APRIL 1997
                              PAYMENT May 15, 1997
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2

                                       CUSIP#393534AB8
                                       Trust Account #33-31958-0
                                       Distribution Date: May 15, 1997





11.  Weighted average CDR                                 3.43%

12.  Annualized net loss percentage                       1.57%

13.  Delinquency                              30-59 day    .78%
                                              60-89 day   0.21%
                                              90+ day     0.57%
                                              Total 30+   1.56%


First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
APRIL 1997
PAYMENT May 15, 1997

                               Fee Assets
                ----------------------------------------

                 Guarantee        Inside      Fee Asset
                    Fees           Refi          Total
                ----------      ---------     ----------
GTFC 1994-1     215,090.09      50,538.05     265,628.14
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                ----------      ---------     ----------
                215,090.09      50,538.05     265,628.14


Total amount of Guarantee Fees and Inside     265,628.14
Refinance Payments

Subordinated Servicing Fees                   388,571.55

Payment on Finance 1 Note                     654,199.69

Allocable to Interest (current)                84,028.61

Allocable to accrued but unpaid Interest             .00

Accrued and unpaid Trustee Fees                      .00

Allocable to Principal                        570,171.08

Finance 1 Note Principal Balance           12,274,966.92

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                   APRIL 1997
                              PAYMENT May 15, 1997


                                           Inside
                              Residual      Refi       Total
                             ----------  ----------  ----------

GTFC 1994-1                         .00         .00         .00
GTFC 1994-2                   67,261.35   28,094.20   95,355.55
GTFC 1994-3                         .00   33,661.00   33,661.00
GTFC 1994-4                  108,529.36   44,115.58  152,644.94
                             ----------------------------------
                             175,790.71  105,870.78  281,661.49

Total Residual and Inside
Refinance Payments                                   281,661.49
